SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       August 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
                (as depositor under the Sale and Servicing
            Agreement, dated as of February 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage Home Loan Owner Trust 1997-1).

          (Exact name of registrant as specified in its charter)



              Delaware              333-29381          41-1869301
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage Home Loan Owner
              Trust 1997-1, a Trust created pursuant to the Sale and Servicing Agreement, dated February 1, 1997, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1997. The
              Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
              (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due March 25, 2023.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date August 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co    $1,268,960.95 $507,889.08   $80,487,976.46

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated August 25, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-1
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Aug-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  18903332.41  1268960.95   103495.74    1372456.69 17634371.46
 A-2  25950000.00        0.00   145968.75     145968.75 25950000.00
 A-3  10300000.00        0.00    59568.33      59568.33 10300000.00
 A-4  26603605.00        0.00   162503.69     162503.69 26603605.00
  S   87246177.25          NA    36352.57      36352.57 86392874.84
  R            NA        0.00        0.00          0.00        0.00

Total 81756937.41  1268960.95   507889.08    1776850.03 80487976.46

           AMOUNTS PER $1,000 UNIT                      Pass Through Rates

                                              Ending      Original    Current
       Principal    Interest     Total     Certificate  Pass-ThroughPass-Through
ClassDistribution DistributionDistribution   Balance      Int Rate    Int Rate

 A-1  54.46184335  4.44187725 58.90372060   756.8399768      6.5700%     6.5700%
 A-2   0.00000000  5.62500000  5.62500000  1000.0000000      6.7500%     6.7500%
 A-3   0.00000000  5.78333301  5.78333301  1000.0000000      6.9400%     6.9400%
 A-4   0.00000000  6.10833344  6.10833344  1000.0000000      7.3300%     7.3300%
  S            NA  0.40528360  0.40528360   963.1675442      0.5000%     0.5000%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated February 1, 1997

i) Interest from Mortgagors / Master Servicer                        1032290.85
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                     1032290.85

   Principal Collections (Regular Installments)                       129982.44
   Principal Collections (Curtailments and Paid in Fulls)             723319.97
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      853302.41
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 1885593.26
Collected Amount                                                           0.00
Insured Payments                                                     1885593.26
Amount Available                                                           0.00
                                                                     1885593.26
ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          87246177.25
     less: Principal Collections (non-Defaulted Loans)                853302.41
     Ending Aggregate Principal Balance                             86392874.84
     less: Balance of Defaulted Loans                                      0.00
     Balance after the reduction of the Balance of Defaulted Loans  86392874.84
                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.8113018  0.75683998
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     471536.51   471536.51        0.00
Principal Distributable Amount       0.00     853302.41   853302.41        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   415658.54   415658.54        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    415658.54
     Distributable Excess Spread                                      415658.54

vi)  FHA Premium Account Deposit                                        5421.23
  Servicer Fee                                                         72705.15
  Master Servicer Fee                                                   5816.41
  Owner Trustee Fee                                                        0.00
  Master Servicer Reimbursement                                            0.00
  Indenture Trustee Fee                                                 2726.44
  Premium                                                              22074.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 1.2432%
        60+ Delinquency Percentage (Rolling Three Month)                 0.6110%
        Annual Default Percentage (Three Month Average)                  0.0000%
        Cumulative Default Percentage                                    0.0000%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          7086033.14
         Overcollateralization Amount (before distributions)         5489239.84
         Overcollateralization Amount (after distributions)          5904898.38
ix)  Default Information:
                                                          Current    Cumulative
Principal Balance of Defaulted Home Loans                      0.00        0.00
Prin Balance of Credit Support Multiple Defaulted Loans        0.00        0.00
Unpaid Int on Credit Support Multiple Defaulted Loans          0.00        0.00

x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    2194698.00

                     Number      Number      Balance      Balance
                    Current    Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00        0.00
    Claims Pending          0 NA                   0.00 NA
    Claims Paid             0           0          0.00        0.00

xi)   Distributions to the Residual Interest Instrument:       0.00


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By:    /s/ Lynn Steiner
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        August 31, 1997